UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2005

BLOUNT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11549	63 0780521
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

4909 SE International Way, Portland, Oregon		97222-4679
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (503) 653-8881

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99.1 Presentation Data

ITEM 9.  REGULATION FD DISCLOSURE

Blount International, Inc. (the “Company”), is furnishing herewith certain data being presented by one of its executive officers at the Lehman Brothers 2005 High Yield Bond and Syndicated Loan Conference in Orlando, Florida on March 16, 2005.

The following presentation contains forward-looking information.  Such forward-looking information is based upon management’s current knowledge of factors affecting the Company’s business.  Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectation or belief is expressed in good faith and is believed to have a reasonable basis; however, the differences between expected outcomes and actual results may be material, depending upon circumstances that occur or become known subsequent to the date of the statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLOUNT INTERNATIONAL, INC.
Registrant

/s/ Calvin E. Jenness
Calvin E. Jenness
Senior Vice President and
Chief Financial Officer

Dated: March 16, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Presentation Data to Lehman Brothers 2005 High Yield Bond and Syndicated Loan Conference in Orlando, Florida on March 16, 2005